Exhibit 3.11

[Secretary of State Seal] Dean Heller Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	ARTICLES OF INCORPORATION (Pursuant to NRS 78)	Filed # C27354-01 October 09 2001 /s/ Dean Heller Secretary of State

Important: Read attached instructions before completing form.
1. Name of Corporation	D&E Management Services, Inc.

2. Resident Agent Name and Street Address (must be a Nevada address where process may be served)	Griffin Corporate Services Inc.
Name
	639 Isbell Rd., #390	Reno, NEVADA	89509
	Physical Street Address	City	Zip Code

3. Shares (number of shares corporation authorized to issue)	Number of shares with par value: 1000	Par value:	$1.00	Number of Shares without par value:

4 Names, Addresses, Number of Board of Directors/Trustees:	The First Board of Directors/Trustees shall consist of 3 members whose names and addresses are as follows:
1. G. William Ruhl
Name
	124 E. Main St.	Ephrata,	PA	17522
	Street Address	City	State	Zip Code
2. Thomas E. Morrell
Name
	124 E. Main St.	Ephrata,	PA	17522
	Street Address	City	State	Zip Code
3. Janice C. George
Name
	639 Isbell Rd.	Reno,	NV	89509
	Street Address	City	State	Zip Code
4.
Name
,
	Street Address	City	State	Zip Code

5. Purpose optional – see instructions	The purpose of this Corporation shall be:
6. Other Matters: See instructions	Number of additional pages attached:

7. Names, Addresses and Signatures of Incorporators: (attach additional pages if there are more than 2 incorporators)	Janice C. George	/s/ Janice C. George
	Name	Signature
	639 Isbell Rd., #390	Reno,	NV	89509
	Address	City	State	Zip Code

	Name	Signature
,
	Address	City	State	Zip Code
8. Certificate of Acceptance of Appointment of Resident Agent	Janice C. George, on behalf of Griffin Corporate Services,
I, _____________________________ hereby accept appointment as Resident Agent for the above named corporation.
	/s/ Janice C. George		10/9/01
	Authorized Signature of R.A. or On Behalf of R.A. Company		Date

This form must be accompanied by appropriate fees. See attached fee schedule.		Nevada Secretary of State form [illegible]